Sterne Agee
Financial Institutions Investor Conference
February 11 - 12, 2013
John J. Patrick, Jr. Chairman, President and CEO
Gregory A. White EVP, Chief Financial Officer

Michael T. Schweighoffer  EVP, Chief Risk Officer

Kenneth F. Burns EVP, Director of Retail Banking
A Great Past…Dynamic Present…
And a Bright Future

Forward Looking Statements
Disclaimer & Forward-Looking Statements
Statements in this document and presented orally at the conference, if any, concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified from time to time in the Company’s filings with the
Securities and Exchange Commission, press releases and other communications. Actual results also may differ based on the Company’s ability to successfully maintain and integrate customers from acquisitions.
The Company intends any forward-looking statements to be covered by the Litigation Reform Act of 1995 and is including this statement for purposes of said safe harbor provisions. Readers and attendees are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances that occur after the date as of which such statements are made.
The Company’s capital strategy includes deployment of excess capital, the success of which efforts cannot be guaranteed.

➢ Farmington Bank, founded in 1851, is a wholly owned subsidiary of
 First Connecticut Bancorp, Inc.
➢ A community bank with strong capital position, positive trends in loan and deposit growth, and solid asset quality
➢ Experienced management team focused on organic growth strategy
➢ Clear strategic priorities
➢ Strong, scalable franchise in central Connecticut
➢ Broad risk management program focused on “best practices”
➢ Culture that encourages a decision-making process that allows for teamwork, yet places clear responsibility and authority with the individual
Executive Summary

Franchise Overview
▪ 19 branch offices
▪ Executing on de novo strategy of adding 2-3 branches a year through mid-2014, then reassess
▪ Strategically located in affluent Hartford, CT suburbs

19 Branches And Expanding
First Connecticut Bancorp, Inc. - NASDAQ (FBNK)
Farmington Bank - wholly owned subsidiary
Headquarters: Farmington, Connecticut
Assets: $1.8 billion
Loans: $1.5 billion
Deposits: $1.3 billion
Capital: $242 million
  (as of 9/30/12)

Corporate Profile

Market Position

Source: SNL Financial
*includes limited service branches
Note: Deposit data as of 6/30/2012;
Pro forma for pending and recently completed transactions
Too big to be small…….
Too small to be big…….

Leadership Team

Strategic Accomplishments

Our Core Business

Diversified Loan Portfolio

Total Loan Growth
29% growth since
2010, despite
strategic reduction of
$55.5 million in
resort loan portfolio

Total Loans (period ended)

Asset Quality Metrics

Commercial Banking

Small Business Banking

Residential Mortgage and Consumer Lending

Diversified Deposit Base
Deposit Composition 2008 vs 9/30/12 (000’s)

Retail Banking

Financial Performance

Selected Annual Financial Data
(000’s)

Financial Performance

Selected Quarterly Financial Data

Financial Performance

Strategic Direction

Conclusion

Supplemental Information
Appendix

Income Statement 2008 - 9/30/12
Select Financial Data

Select Financial Data

Income Statement last 5 quarters
(000’s)

Select Financial Data

Select Financial Data

Asset Quality Metrics

Commercial Loan Growth

Residential and Consumer Loan Growth

Deposit Diversification
Checking & MMDA / Savings vs Time Deposits (000’s)

Checking Growth
Consumer Checking Growth ($000’s)

Checking Growth
Business Checking Growth ($000’s)

De Novo Branch Profitability

De Novo Branch Deposit
Growth & Point of Profitability
(In Millions)

John J. Patrick, Jr.
 Chairman, President and Chief Executive Officer
Gregory A. White
 Executive Vice President, Chief Financial Officer
Investor Information:
Jennifer H. Daukas
 Vice President, Investor Relations Officer
 860-284-6359 or jdaukas@farmingtonbankct.com
Corporate Contacts
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